UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2020

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (d) On December 9, 2020, the Board of Directors (the “Board”) of Tapestry, Inc. (“Tapestry” or the “Company”) increased the size of the Board to ten members and elected each of Thomas Greco and Pamela Lifford as a director of the Company, effective as of December 9, 2020.

The Board also appointed Mr. Greco to the Audit Committee of the Board and Ms. Lifford to the Human Resources Committee of the Board, concurrent with their respective appointments to the Board.

In connection with each of  Mr. Greco’s and Ms. Lifford’s appointment to the Board and in accordance with the Company’s standard compensation arrangements for non-employee directors, each of Mr. Greco and Ms. Lifford will be entitled to an annual cash retainer of $90,000 as well as an annual equity award with a grant date fair market value of $150,000 made on the date of Tapestry’s annual meeting of stockholders, with 50% of the value of the award made in the form of stock options and 50% made in the form of restricted stock units.  These equity awards vest in full one year from the date of grant, subject to the director’s continued service until that time.  In addition, each of Mr. Greco and Ms. Lifford will be granted an initial Tapestry equity award with a grant date fair market value of $150,000 on December 9, 2020, with 50% of the value of the award made in the form of stock options and 50% made in the form of restricted stock units. These initial grants will vest on the one year anniversary of the grant date.

There are no arrangements or understandings between Mr. Greco or Ms. Lifford and any other person pursuant to which they were selected as directors, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding each of Mr. Greco or Ms. Lifford that are required to be disclosed by Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1                Press Release, dated December 9, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 9, 2020

TAPESTRY, INC.

By:	/s/ David E. Howard
David E. Howard
Senior Vice President, General Counsel and Secretary